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                                                                    Exhibit 99.2
                              QUALCOMM INCORPORATED
                            STOCK OPTION GRANT NOTICE

QUALCOMM INCORPORATED (the "Company"), pursuant to its 2001 Stock Option Plan (the "Plan") hereby grants to the Optionee named below a non-qualified stock option to purchase the number of shares of the Company's common stock set forth below. This non-qualified stock option is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. This option is subject to all of the terms and conditions as set forth herein and the Stock Option Agreement (attached hereto) and the Plan1 which are incorporated herein in their entirety.

Optionee/Emp #:  SULPIZIO, RICHARD  #707      Grant No.:  052155
Date of Grant:  03/08/2005                    Shares Subject to Option:  157,000
Exercise Price Per Share:  $37.39             Expiration Date:  03/07/2015

      VESTING SCHEDULE

Exercisable Shares               Full Vesting Date               Expiration Date
------------------               -----------------               ---------------
      31,400                         03/08/2006                    03/07/2015
     *125,600                        03/08/2010                    03/07/2015

   *These option shares vest on each monthly anniversary date after 03/08/2006 as to 1/60th of the total shares granted.

ADDITIONAL TERMS/ACKNOWLEDGMENTS: The undersigned Optionee acknowledges receipt of, and represents that the Optionee has read, understands, accepts and agrees to the terms of the following: this Grant Notice, the Stock Option Agreement and the Plan (including, but not limited to, the binding arbitration provision in Section 3.8 of the Plan). Optionee hereby accepts the Option subject to all of its terms and conditions and further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements pertaining to this particular option.

NOTE: THE OPTIONEE IS SOLELY RESPONSIBLE FOR ANY ELECTION TO EXERCISE THE OPTION, AND THE COMPANY SHALL HAVE NO OBLIGATION WHATSOEVER TO PROVIDE NOTICE TO THE OPTIONEE OF ANY MATTER, INCLUDING, BUT NOT LIMITED TO, THE DATE THE OPTION TERMINATES.

QUALCOMM INCORPORATED:                    OPTIONEE:

By:   /s/ Dr. Irwin Mark Jacobs
   ---------------------------------      --------------------------------------
Dr. Irwin Mark Jacobs                     Signature
Chief Executive Officer
Dated:  March 8, 2005                     Date:
                                               ---------------------------------
Attachment:      Stock Option Agreement (A9-RS)

(1) A copy of the Plan can be obtained from the Stock Administration web site, located on the Company's internal web page, or you may request a hard copy from the Stock Administration Department.
                                                                        Form N13

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                              QUALCOMM INCORPORATED
                             STOCK OPTION AGREEMENT

      Pursuant to the Grant Notice and this Stock Option Agreement, QUALCOMM Incorporated (the "Company") has granted you an Option to purchase the number of shares of the Company's common stock ("Stock") indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the QUALCOMM Incorporated 2001 Stock Option Plan (the "Plan") shall have the same definitions as in the Plan.

      The details of this Option are as follows:

      1. VESTING. Except as otherwise provided in the Plan, this option will vest as provided in the Grant Notice.

      2. SERVICE. For the purposes of this Stock Option Agreement, the defined term "Service" as set forth in Section 2.1(dd) of the Plan shall be replaced and consequently, for all purposes under this Option, "Service" shall mean your employment or service with the Participating Company Group solely in the capacity of an Employee. Your Service shall be deemed to have terminated once you no longer are an Employee, even if you continue to render service to the Participating Company Group in any other capacity, such as a Consultant or Director. Furthermore, only to such extent as may be provided by the Company's leave policy, your Service as an Employee with the Participating Company Group shall not be deemed to have terminated if you take any military leave, sick leave, or other leave of absence approved by the Company. Notwithstanding the foregoing, a leave of absence shall be treated as Service for purposes of vesting only to such extent as may be provided by the Company's leave policy. Your Service shall be deemed to have terminated either upon an actual termination of Service as an Employee or upon the entity for which you perform Service ceasing to be a Participating Company; except that if the entity for which you perform Service is a Subsidiary Corporation and ceases to be a Participating Company as a result of the distribution of the voting stock of such Subsidiary Corporation to the shareholders of the Company, Service shall not be deemed to have terminated as a result of such distribution. The Company, in its discretion, shall determine whether your Service has terminated and the effective date of such termination. Notwithstanding any other provision set forth above, your Service as an Employee shall not be deemed to have terminated merely because the Participating Company for which you render Service ceases to be a member of the Participating Company Group by reason of a Spinoff Transaction, nor shall your Service be deemed to have terminated upon resumption of Service from the Spinoff Company to a Participating Company. For all purposes under the Plan and this Stock Option Agreement, your Service shall include Service as an Employee for the Spinoff Company provided you were employed by the Participating Company Group immediately prior to the Spinoff Transaction. Notwithstanding the foregoing, if the Company's auditors determine that the provisions or operation of the preceding two sentences would cause the Company to incur a compensation expense and provided further that in the absence of the preceding two sentences no such compensation expense would be incurred, then the Company may unilaterally determine that the two preceding sentences shall be without force or effect, and the vesting and exercisability of


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each outstanding Option and any shares acquired upon the exercise thereof shall be determined under any other applicable provision of the Plan.

      3. EXERCISE OF THE OPTION.

            3.1 METHOD OF EXERCISE. You may exercise the vested portion of this Option at any time prior to the expiration of the Option by delivering a notice of exercise in such form as may be designated by the Company from time to time together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours and prior to the expiration of the Option, together with such additional documents as the Company may then require pursuant to the terms of the Plan.

            3.2 METHOD OF PAYMENT. Payment of the exercise price may be by cash (or check), or pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker which provides for the payment of the aggregate exercise price to the Company, or a combination of the above methods, as the Company may designate from time to time.

            3.3 TAX WITHHOLDING. By exercising this Option you agree that as a condition to any exercise of this Option, the Company may withhold from your pay and any other amounts payable to you, or require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this Option;
(2) the lapse of any substantial risk of forfeiture to which the Stock is subject at the time of exercise; or (3) the disposition of Stock acquired upon such exercise.

            3.4 RESPONSIBILITY FOR EXERCISE. You are responsible for taking any and all actions as may be required to exercise this Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. By signing this Agreement you acknowledge that information regarding the procedures and requirements for this exercise of the Option is available to you on request. The Company shall have no duty or obligation to notify you of the expiration date of this Option.

      4. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the Stock issuable upon exercise of this Option is then registered under the Securities Act or, if such Stock is not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

      5. TERMINATION OF THE OPTION. The term of this Option commences on the Date of Grant (as specified in the Grant Notice) and expires and shall no longer be exercisable upon the earliest of:

                  (a) the Expiration Date indicated in the Grant Notice;

                  (b) the tenth (10th) anniversary of the Date of Grant;


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                  (c) the last day for exercising the Option following
termination of your Service as described in the Plan; or

                  (d) a Change of Control, to the extent provided in the Plan.

      6. OPTION NOT A SERVICE CONTRACT. This Option is not an employment or service contract and nothing in this Stock Option Agreement , the Grant Notice or the Plan shall be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company, or of the Company to continue your service with the Company. In addition, nothing in your Option shall obligate the Company, its stockholders, Board, Officers or Employees to continue any relationship which you might have as a Director or Consultant for the Company.

      7. NOTICES. Any notices provided for in this Stock Option Agreement, the Grant Notice or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

      8. ARBITRATION. Any dispute or claim concerning any Options granted (or not granted) pursuant to the Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted by the American Arbitration Association pursuant to the commercial arbitration rules in San Diego, California. By accepting an Option, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

      9. AMENDMENT. The Board may amend your Option at any time, provided no such amendment may adversely affect the Option or any unexercised portion of your Option, without your consent unless such amendment is necessary to comply with any applicable law or government regulation. No amendment or addition to this Stock Option Agreement shall be effective unless in writing or, in such electronic form as may be designated by the Company.

      10. GOVERNING PLAN DOCUMENT. Your Option is subject to this Stock Option Agreement, the Grant Notice and all the provisions of the Plan, the provisions of which are hereby made a part of this Stock Option Agreement, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Stock Option Agreement, the Grant Notice and those of the Plan, other than with respect to the definition of "Service" which is set forth in this Stock Option Agreement, the provisions of the Plan shall control.


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